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EXHIBIT 10

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11728) pertaining to the Employees Stock Options Plan, Founders Warrants and other Warrants of Wavecom S.A., of our report dated February 10, 2003, except for Note 15 for which the date is April 4, 2003, with respect to the consolidated financial statements of Wavecom, included in its Annual Report (Form 20-F) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

ERNST & YOUNG Audit

Represented by John Mackey

Paris, France
May 21, 2003

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  EXHIBIT 10
CONSENT OF INDEPENDENT AUDITORS